Exhibit 8



                     THIS WARRANT AND THE WARRANT SHARES HAVE NOT
                 BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
                 AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE
                SECURITIES LAWS, AND MAY NOT BE PLEDGED, HYPOTHECATED,
                 SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SO
                  REGISTERED OR AN EXCEPTION THEREFROM IS AVAILABLE

                           WARRANT TO PURCHASE COMMON STOCK
                         OF LUND INTERNATIONAL HOLDINGS, INC.


               THIS CERTIFIES THAT, for value received, Lund International Holdings, Inc., a Delaware corporation (the "Company"), promises to issue at the dates set forth below to Heller Financial, Inc. ("Heller"), the holder of this Warrant (the "Holder"), its nominees, successors or assigns nonassessable shares of Common Stock, $.01 par value, of the Company ("Common Stock") the number of which shall be equal to the product of the Issuance Percentage (as defined below) multiplied by the sum of (i) all shares of Common Stock outstanding as of the relevant Warrant Vesting Date (as hereinafter defined), (ii) all shares of Common Stock issuable upon (a) the exercise of any rights or any options outstanding as of the relevant Warrant Vesting Date for the purchase of Common Stock or Convertible Securities (as defined herein) and (b) conversion of any Convertible Securities outstanding as of the relevant Warrant Vesting Date, upon the payment by the Holder to the Company of the Warrant Price set forth herein and to deliver to the Holder a certificate or certificates representing the Common Stock purchased. Such sum shall be the "Fully Diluted Shares." The number of shares of Common Stock purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as provided herein. The initial Warrant Price per share of Common Stock shall be $.01 per share of Common Stock.

               Section 1 Conditions to Issuance.  The Warrant shall only
                         ----------------------
          become exercisable subject to the following conditions
          ("Conditions to Exercise"):

               (a)  The Tender Offer Loan Agreement dated as of
                    December___, 1997, among the Company, Zephyros Acquisition Corp. and Heller (the "Loan Agreement") shall not have any amounts outstanding thereunder;

               (b) The Termination Date (as defined in the Loan Agreement) shall have occurred; and

               (c) Pursuant to the terms of the Loan Agreement the rate of interest per annum paid by the Borrower is equal to 18% per annum at any time.

               Upon the occurrence of such conditions the Warrant will become exercisable for 2% ("Issuance Percentage") of the Fully Diluted Shares on the first day of the calendar quarter in which the conditions are met. The Warrant will become issuable for an additional 2% of the Fully Diluted Shares on the first day of each succeeding calendar quarter until all amounts owing under the Loan Agreement are repaid in full. The first day of a calendar quarter on which this Warrant becomes issuable for any share of Common Stock shall be a "Warrant Vesting Date."

               If at any time after his Warrant becomes exercisable, all obligations under the Loan Agreement are paid, the Warrant will terminate with respect to any additional shares of Common Stock as to which this Warrant would otherwise become exercisable.

               For the purpose of this Warrant, the term "Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Warrant, or, (ii) any other class or classes of stock resulting from successive changes or reclassifications of such stock.

               Section 2. Term of Warrant, Restrictions on Transfer, Exercise of Warrant.
                              ------------------------------------------

               2.1  Tenn of Warrant.  Subject to the terms of this Warrant,
                    ---------------
          the Holder shall have the right, at its option, which may be exercised in whole or in part, at any time, commencing at time after of this Warrant becomes exercisable and until 5:00 p.m. Eastern Time on December 27, 2017 ("Warrant Expiration Date"), to purchase from the Company the number of fully paid and nonassessable shares of Common Stock which the Holder may at the time be entitled to purchase on exercise of this Warrant ("Warrant Shares"). After such time, this Warrant will be void.

               2.2. Restrictions on Transfer.  This Warrant and the Warrant
                    ------------------------
          Shares will be restricted securities as defined under the Securities Act of 1933, as amended (the "Act") and therefore will not be transferable except in compliance with applicable federal and state securities laws, including Rule 144 adopted under the Act. Unless Warrant Shares shall have been duly registered under the Act, certificates representing such shares shall bear a legend comparable to the legend on the first page of this Warrant regarding restrictions on transfer. Unless the transfer restrictions have been terminated pursuant to Section 11 hereof, the Holder agrees to give written notice to the Company before offering for sale, selling or otherwise disposing of any of the Warrants or Warrant Shares, except when such offer, sale or other disposition is made pursuant to a registration statement then in effect under the Act. The notice shall describe the manner of any proposed offer, sale, or other disposition and shall be accompanied by a written opinion of counsel for such Holder, which counsel and opinion shall be reasonably satisfactory to the Company and its counsel, to the effect that the proposed offer, sale or other disposition of such Warrant or Warrant Shares may be effected without registration under the Act. In connection with a sale or other disposition of the Warrant or the underlying Warrant Shares, the subsequent Holder or Holders shall be bound by the provisions of this Agreement.

               2.3. Exercise of Warrant.  The Holder may exercise this
                    -------------------
          Warrant by delivering to the Company (i) a written notice specifying the number of shares of Common Stock to be purchased, and (ii) payment of the aggregate exercise price in cash or by a certified or cashier's check. Upon receipt of written notice, the Company shall as promptly as practicable execute or cause to be executed and deliver to such Holder a certificate or certificates representing the aggregate number of shares of Common Stock purchased. Such certificate or certificates shall be deemed to have been issued to the Holder which shall be deemed to have become a holder of record of such Warrant Shares as of the date of payment of the Warrant Price. If this Warrant shall have been exercised only in part, the Company shall also deliver a new Warrant of like tenor evidencing the rights of such Holder to purchase the remaining shares of Common Stock called for by this Warrant.

               This Warrant does not entitled the Holder to any voting rights or other rights as a shareholder of the Company prior to exercise and payment of the Warrant Price in accordance with this
          Section 2.3.

               Section 3.     Exchange of Warrant.  Subject to Section 2.2
                              -------------------
          and Section 4 hereof, the Warrant may be exchanged for another Warrant or Warrants entitling the Holder to purchase a like aggregate number of Warrant Shares as this Warrant then entitles such Holder to purchase. Any Holder desiring to exchange this Warrant shall make such request in writing delivered to the Company, and shall surrender this Warrant, properly endorsed. Thereupon the Company shall execute and deliver to the person entitled thereto a new Warrant or Warrants, as the case may be, as so requested.

               Section 4.     Payment of Taxes.  The Company shall pay all
                              ----------------
          documentary stamp taxes, if any, attributable to the initial issuance of any Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay
          --------
          any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificate for Warrant Shares in a name other than that of the Holder of this Warrant as such name is then shown on the books of the Company.

               Section 5.     Mutilated or Missing Warrant.  In case this
                              ----------------------------
          Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interests, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant (provided that an affidavit, containing appropriate indemnities, of the Holder as to a loss, theft or destruction of the Warrant shall be deemed to be evidence reasonably satisfactory to the Company of such loss, theft or destruction for purposes of this Section 4) and indemnity (which may include a bond), if requested, also reasonably satisfactory to the Company.

               Section 6.     Certain Covenants.
                              -----------------

               6.1. Reservation of Warrant Shares.  The Company shall at
                    -----------------------------
          all times keep reserved, out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by this Warrant. At each Warrant Vesting Date, the Company shall reserve such additional shares of Common Stock sufficient to provide for the additional shares into which the Warrant may be converted, and within ten (10) days of any Warrant Vesting Date will issue a statement to the Holder indicating the number of shares of Common Stock for which the Warrant may be exercised at such date. The transfer agent, if any, for the Common Stock, and every subsequent transfer agent for any shares of the Company's Common Stock issuable upon the exercise of any of the rights of purchase as set out in this Warrant, shall be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose. The Company shall keep a copy of this Warrant on file with any transfer agent for the Common Stock and with every subsequent transfer agent for any shares of the Company's Common Stock issuable upon the exercise of the rights of purchase represented by this Warrant. Any transfer agent for the Common Stock and any successor transfer agent for the Common Stock is hereby irrevocably authorized to cause to be issued from time to time the share certificates required to honor this Warrant upon its exercise in accordance with the terms hereof. The Company shall supply any such transfer agent with duly executed share certificates for such purpose.

               6.2. No Impairment.  The Company shall not by any action
                    -------------
          including, without limitation, amending its articles of incorporation, any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action, as may be reasonably necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall (a) take all such action as may be necessary or appropriate in order that the Company may validly issue fully paid and nonassessable Common Stock upon the exercise of this Warrant, and (b) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

               Upon the request of the Holder, the Company shall at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to the Holder, the continued validity of this Warrant and the Company's obligations hereunder.

               6.3. Listing.  If the Company shall list any of its Common
                    -------
          Stock on any securities exchange or automated quotation system, it will, at its expense, list thereon, maintain and, when necessary, increase such listing of, all of its Common Stock issued or, to the extent permissible under the applicable securities exchange or quotation system rules, issuable upon the exercise of this Warrant so long as any of its Common Stock shall be so listed.

               6.4. Notice of Certain Corporate Action.  In case the
                    ----------------------------------
          Company shall propose (a) to pay any dividend or to make any other distribution to the holders of its Common Stock, or (b) to offer to the holders of its Common Stock rights to subscribe for or to purchase any shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision, or combination, of outstanding shares of Common Stock), or (d) to effect any capital reorganization, or (e) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of its property, assets or business, or (f) to effect the liquidation, dissolution or winding up of the Company, then in each such case (but without limiting the provisions of Section 7), the Company shall give to each Holder of a Warrant, in accordance with Section 14, a notice of such proposed action, which shall specify the date on which a record is to be taken for purposes of such dividend, distribution of offer of rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock. Such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) calendar days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any other such action, at least ten
          (10) calendar days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

               Section 7. Adjustment of the Number of Shares Into Which the Warrant is Convertible.
                              ---------------------------------------------

               7.1 If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares thereof, or a dividend in Common Stock shall be paid in respect of Common Stock, the number of shares of Common Stock purchasable upon exercise of the Warrants immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased, and conversely, if outstanding shares of Common Stock shall be combined into a smaller number of shares thereof, the number of shares of Common Stock purchasable upon exercise of the Warrants immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately reduced.

               7.2 When any adjustment is required to be made in the number of shares of Common Stock purchasable upon the exercise of this Warrant, the exercise price shall be changed to the number determined by dividing (a) the aggregate exercise price in effect immediately prior to such adjustment by (b) the aggregate number of shares issuable pursuant to the exercise of this Warrant immediately after such adjustment.

               Section 8.     Registration.
                              ------------

               8.1. Incidental Registration.
                    -----------------------

                    (a)  General.  If the Company at any time proposes to
                         -------
          register on its own behalf or behalf of any of its security holders any of shares of Common Stock (other than by a Registration on Form S-4, S-8 or any successor or similar short-form registration statement), whether or not pursuant to registration rights granted to other holders of its securities, it will each such time give prompt written notice to all Holders of its intention to do so and of such Holders' rights under this Section, provided that in any event, such notice shall be given
                   --------
          to all such Holders at least twenty (20) days prior to such proposed registration. Such notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing such number of shares of Warrant Shares as such Holder may request.

                    (b)  Included Securities.  Warrant Shares will be
                         -------------------
          included in any such filing upon the written request of any such Holder made within ten (10) days after receipt of any such notice (which request shall specify the Warrant Shares intended to be disposed of by such holder and the intended method of disposition thereof). The Company shall use its best efforts to effect the registration of all Warrant Shares which the Company has been so requested to register by the Holders thereof, to the extent necessary to permit the disposition of the Warrant Shares so to be registered; provided that (i) each Holder shall pay its
                               --------
          proportionate share of the underwriting discounts or commissions,
          (ii) nothing herein shall require the Company to obtain the effectiveness of or preclude the Company from withdrawing a Registration Statement, and (iii) the Holder shall promptly provide to the Company for inclusion in the Registration Statement such information with respect to the Holder and the plan of distribution as may be required under the 1933 Act or the rules and regulations thereunder or reasonably requested by any underwriter.

                    (c)  Priority in Underwritten Offerings.  If the
                         ----------------------------------
          Company at any time proposes to register shares of Common Stock as contemplated by this Section and such securities are to be distributed by or through one or more underwriters, the Company shall, if requested by any Holder or as provided in this Section 8.1, use its best efforts to arrange for such underwriters to include all the Warrant Shares to be offered and sold by such Holder among the shares of Common Stock to be distributed by such underwriters, provided that if the managing underwriter of such
                        --------
          underwritten offering shall advise the Company in writing (with a copy to each holder of Warrant Shares requesting such registration) that, in its reasonable and good faith judgment the number of Warrant Shares requested to be included in such Registration concurrently with the securities by the Company or any other Person would adversely affect the price, timing or distribution of such shares or would exceed the number of shares it is advisable to offer to sell at such time (the "Sales Limit"), then the Company will include in such registration, to the extent of the number of securities which the Company is so advised can be sold in such offering, the securities that the Company proposes to issue and sell for its own account and such number of shares of Warrants Shares requested to be registered by the Holders thereof pursuant to this Section 8.1 or on behalf of any other Person pro rata on the basis of the total number of shares of such securities requested to be registered by each such Person so that the aggregate number of Warrant Shares and other shares being listed by or on behalf of another Person does not exceed the difference between the aggregate Sales Limit and the securities that the Company proposes to issue and sell for its own account. Any Holder of Warrant Shares to be included in such Registration may withdraw its request to have its securities so included by notice to the Company within five (5) Business Days after receipt of a copy of a notice from the managing underwriter pursuant to this Section. Any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of such Holders of Warrant Shares. Except as set forth in this
          Section 8.1, no Holder of Warrant Shares shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than customary representations, warranties or agreements regarding such Holder, such Holder's Warrant Shares and such Holder's intended method of distribution and any other representation required by law.

                    (d)  Abandonment or Suspension.  The Company may
                         -------------------------
          abandon or suspend any registration effected pursuant to the provisions of this Section 8.1 at any time and without any liability to any Holder hereof other than its obligations, to the extent permitted by applicable law, to pay the expenses of the Company and the selling security holders in connection therewith.

               8.2. Demand Registration.
                    -------------------

                    (a)  General.  The Holder shall have the right to
                         -------
          request that the Company effect the registration of the Warrant Shares under the Securities Act of 1933 ("Registration") in a manner which permits the Holder to sell without registration or restriction all of such Holder's Warrant Shares in the United States (the "Registration"), specifying the intended method of disposition thereof, thereupon the Company shall use its best efforts to effect, as expeditiously as practicable, the Registration of

                         (i) the Warrant Shares which the Company has been so requested by the Holder, for disposition in accordance with the intended method or methods of disposition stated in such request, and

                         (ii) all other Warrant Shares the holders of which
                    shall have made a written request to the Company for registration thereof within twenty (20) days after the giving of such written notice by the Company (which request shall specify the intended method or methods of disposition thereof), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Warrant Shares so to be registered; provided, however, that the
                                              --------
          rights of the Holder pursuant to this Section 8.2 may be exercised on not more than four occasions and any such request may not be made within six months of any preceding request, if any; provided, further, that the aggregate offering price of any offering of Common Stock registered pursuant to this Section 8.2 shall be not less than $1,000,000.. Any holder of Warrant Shares to be included in any such Registration, by written notice to the Company within ten (10) Business Days after its receipt of a copy of a notice from the managing underwriter delivered pursuant to
          Section 8.2(d), may withdraw such request for Registration and, on receipt of notices from the Holders of a majority (by number of shares) of the Warrant Shares requested to be included in such Registration (the "Requisite Holders") withdrawing their requests, the Company may elect not to effect such Registration.

                    (b)  Registration Statement Form.  Registrations
                         ---------------------------
          pursuant to this Section 8.2 shall be on such appropriate registration form or form of prospectus of the Securities and Exchange Commission (the "Commission") in the appropriate jurisdiction (i) as shall be reasonably selected by the Requisite Holders and as such be reasonably acceptable to the Company, and
          (ii) as shall permit the disposition of such Warrant Shares in accordance with the intended method or methods of disposition specified in the request for their Registration. The Company agrees to include in any such registration statement or prospectus all information which any Holder of Warrant Shares being registered, upon advice of counsel, shall reasonably request.

                    (c)  Effective Registration Statement or Prospectus.  A
                         ----------------------------------------------
          Registration requested pursuant to this Section 8.2 shall not be deemed to have been effected unless a registration statement with respect thereto has become effective; provided that a
                                                --------
          Registration which does not become effective after the Company has filed a registration statement or prospectus with respect thereto solely by reason of the refusal to proceed by the Requisite Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company or the withdrawal of a request for Registration pursuant to the final proviso of Section 7.2(a)) then the Holders of the Warrant Shares that were to have been Registered shall pay all expenses of Registration (all of which are otherwise payable by the Company) in connection with such Registration. Notwithstanding the foregoing, a Registration requested pursuant to this Section 8.2 shall not be deemed to have been effected if either (i) after a registration statement has become effective, such Registration is interfered with by any stop order, injunction or other order or requirement of the Commission in the appropriate jurisdiction or other governmental agency or court for any reason; or (ii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such Registration are not satisfied, other than by reason of some act or omission by the Holders of the Warrant Shares that were to have been registered.

                    (d)  Priority in Requested Registrations.  If a
                         -----------------------------------
          requested Registration pursuant to this Section 8.2 involves an underwritten offering and the managing underwriter shall advise the Company in writing (with a copy to each holder of Warrant Shares requesting Registration) that, in its reasonable and good faith judgment, the number of shares of Warrant Shares requested to be included in such Registration concurrently with securities being registered by the Company or any other person or entity would adversely affect the price, timing or the distribution of such Warrant Shares or would exceed the number of shares it is advisable to offer to sell at such time, in the reasonable and good faith judgment of such managing underwriter, the Company will include in such Registration, to the extent of the number of securities which the Company is so advised can be sold in such offering, (i) first, such number of Warrant Shares requested to be registered by the Holders thereof pursuant to this Section 8.2, and (ii) second, all other securities of the Company proposed to be included in such Registration, in accordance with the priorities, if any, then existing among the Company and the holders of such securities.

                    (c)  Priority of Other Registration Rights. The Company
                         -------------------------------------
          shall not, without the prior written consent of the Holder, grant to any Person the right to request or require the Company to register any share of Common Stock or Convertible Securities, or any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or Convertible Securities, which rights would be senior to the rights of the Holders to request registration hereunder pursuant to Sections 8.1 or 8.2.

                    (e)  Demand Underwritten Offerings.  Unless otherwise
                         -----------------------------
          directed by the Holder of Warrant Shares pursuant to a Registration requested under this Section 8.2, the Company shall use reasonable efforts to enter into a firm commitment underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to each such Holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in such agreements, including, without limitation, conditions precedent to the closing contemplated by such agreement and customary indemnities. Except as set forth in this Section 8.2(e), any such Holder of Warrant Shares shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties, customary indemnities and agreements regarding such Holder, such Holder's Warrant Shares and such Holder's intended method of distribution and any other representation required by law.

               Section 9.     Termination of Restrictions.  The
                              ---------------------------
          restrictions imposed by Section 2.2 hereof upon the transferability of any Warrant Shares shall cease and terminate as to any Warrant Shares (a) when such securities shall have been effectively registered under the Act and disposed of in accordance with the registration statement covering such securities, or (b) when, in the opinions of both counsel for the Holder and counsel for the Company, such restrictions are no longer required in order to insure compliance with the Act. Whenever such restrictions shall terminate as to the Warrant or any Warrant Shares, the Holder shall be entitled to receive from the Company, without expense (other than transfer taxes, if any), new certificates representing the Warrant or Warrant Shares not bearing a legend as to restrictions on transfer.

               Section 10.    No Rights as a Shareholder; Notice to Holder.
                              --------------------------------------------
          Nothing contained in this Warrant shall be construed as conferring upon the Holder or its transferees the right to vote or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as a shareholder of the Company.

               Section 11.    Representations and Warranties.  The Company
                              ------------------------------
          hereby represents and warrants to Holder as follows:

                    (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and lawful authority to carry on its business;

                    (b) The Company has the full power to execute, deliver and issue this Warrant and to carry out its obligations hereunder, the execution, delivery and issuance of this Warrant, and delivery and issuance of Warrant Shares upon exercise of this Warrant, have been duly and validly authorized by the Company, no other acts or proceedings on the part of the Company are necessary to authorize this Warrant or the Warrant Shares; and this Warrant constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms;

                    (c) The Warrant Shares will, when issued pursuant to this Warrant, be duly authorized and validly issued, fully paid and nonassessable, and not subject to preemptive rights;

                    (d) No consent or approval by, or filing with, any governmental authority is required in connection with the execution, delivery and issuance by the Company of this Warrant or the delivery and issuance of the Warrant Shares other than such as have been obtained or made (or as may be required in the future under applicable securities laws in connection with the transfer or exercise of this Warrant or the resale of the Warrant Shares); and

                    (e) The execution, delivery, issuance of this Warrant and the delivery and issuance of the Warrant Shares will not result in the violation of any term or provision of the charter or bylaws of the Company, or any loan agreement, indentured note or other instrument, or decree, order, statute, rule or regulation applicable to the Company (subject, however, to compliance with applicable securities laws in connection with the transfer or exercise of this Warrant or the resale of the Warrant Shares).

               Section 12.    Notices.  Any notice pursuant to this Warrant
                              -------
          by the Company or by the Holder shall be in writing and shall be mailed by certified mail, return receipt requested, (a) to the Company, at its principal office at (b) to the Holder, to Heller Financial, Inc., 150 East 42nd Street, New York, New York 10017. Either party may from time to time change the address to which notices to it are to be delivered or mailed under this Warrant by notice in writing to the other party.

               Section 13.    Applicable Law.  This Warrant shall be
                              --------------
          governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

               Section 14.    Captions.  The captions of the Sections and
                              --------
          subsections of this Warrant have been inserted for convenience only and shall have no substantive effect.

               IN WITNESS WHEREOF, the undersigned have executed this Warrant this 30th day of December, 1997.


                              LUND INTERNATIONAL HOLDINGS, INC.



                              By: /s/ Ira D. Kleinman
                                 ---------------------------------------
                              Name: Ira D. Kleinman
                              Title:  Chairman of the Board of Directors



          Attest: /s/ Kathy Smith
                 ------------------------
                         Secretary

                          LUND INTERNATIONAL HOLDINGS, INC.
                                    PURCHASE FORM

               The undersigned irrevocably elects to exercise the right of purchase under the enclosed Warrant, all of the Warrant Shares provided for in the enclosed Warrant, and requires that certificates for such shares be issued in the name of:


          _________________________________________________________________
                     (Please Print Name and Social Security No.)


          _________________________________________________________________
                                   (Street Address)


          _________________________________________________________________
                              (City, State and Zip Code)


          Dated: _______________, 199_

          Name of Warrantholder or Assignee: ______________________________
                                                     (Please Print)


          Address:_________________________________________________________
          _________________________________________________________________


          Signature:_______________________________________________________

                                      ASSIGNMENT

                    (To be signed only upon assignment of Warrant)


          FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

          _________________________________________________________________
                  (Name of Assignee Must be Printed or Typewritten)


          _________________________________________________________________
                                   (Street Address)


          _________________________________________________________________
                              (City, State and Zip Code)



          the within Warrant, irrevocably constituting and appointing

          _________________________________________________________________
          Attorney to transfer such Warrant on the books of the Company, with full power of substitution in the premises.



          Dated: ______________, 199__



                                        ___________________________________
                                           Signature of Registered Holder